2003 Proxy Statement

Notice of Annual Meeting
February 18, 2004

HICKOK INCORPORATED
10514 Dupont Avenue, Cleveland, Ohio 44108

January 19, 2004

To the Shareholders of Hickok Incorporated:

The Company will hold its Annual Meeting of Shareholders at 10:00 a.m., EST., Wednesday, February 18, 2004 at BRATENAHL PLACE, 1 Bratenahl Place, Bratenahl, Ohio 44108.

We hope that you are planning to attend the Annual Meeting in person, and we look forward to seeing you. Whether or not you expect to attend in person, the return of the enclosed Proxy as soon as possible would be greatly appreciated. If you do attend the Annual Meeting you may, of course, withdraw your Proxy should you wish to vote in person.

On behalf of the Board of Directors and management of Hickok Incorporated, I would like to thank you for your continued support and confidence.

Sincerely, /s/ Janet H. Slade Janet H. Slade Chairman of the Board	/s/ Robert L. Bauman Robert L. Bauman President and Chief Executive Officer

HICKOK INCORPORATED
10514 Dupont Avenue, Cleveland, Ohio 44108

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS

MAILED TO SHAREHOLDERS
ON JANUARY 19, 2004

The Annual Meeting of Shareholders of Hickok Incorporated, an Ohio corporation (the "Company"), will be held at BRATENAHL PLACE, 1 Bratenahl Place, Bratenahl, Ohio, on Wednesday, February 18, 2004 at 10:00 a.m., EST., for the following purposes:
1. To fix the number of Directors at eight and elect seven Directors;
2. To approve and adopt the 2003 Outside Directors Stock Option Plan; and
3. To transact such other business as may properly come before the meeting or any adjournment thereof.
Only shareholders of record, as of the close of business on January 5, 2004, will be entitled to receive notice of and to vote at this meeting.

By Order of the Board of Directors. /s/ Robert L. Bauman Robert L. Bauman President and Chief Executive Officer

January 19, 2004

IMPORTANT

Please fill in and sign the enclosed Proxy and return it in the accompanying envelope regardless of whether you expect to attend the Annual Meeting or not. If you attend the Annual Meeting you may vote your shares in person, even though you have previously signed and returned your Proxy.

HICKOK INCORPORATED
10514 Dupont Avenue, Cleveland, Ohio 44108

PROXY STATEMENT
Mailed to shareholders on January 19, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hickok Incorporated (hereinafter the "Company")  to be used at the Annual Meeting of Shareholders of the Company to be held on February 18, 2004, and any adjournments thereof. The time, place, and purpose of the meeting are stated in the Notice of Annual Meeting of Shareholders (the "Notice")  which accompanies this Proxy Statement.

The expense of soliciting proxies, including the cost of preparing, assembling, and mailing the Notice, Proxy Statement, and Proxy will be paid by the Company. In addition to solicitation of proxies by mail, solicitation may be made personally, by telephone or other electronic means, and the Company may pay persons holding shares for others their expenses for sending proxy materials to their principals. While the Company presently intends that solicitations will be made only by Directors, officers, and employees of the Company, the Company may retain outside solicitors to assist in the solicitation of proxies. Any expenses incurred in connection with the use of outside solicitors will be paid by the Company.

Any person giving a Proxy pursuant to this solicitation may revoke it. The General Corporation Law of Ohio provides that, unless otherwise provided in the Proxy, a shareholder, without affecting any vote previously taken, may revoke a Proxy not otherwise revoked by giving notice to the Company in writing or in open meeting.

All validly executed Proxies received by the Board of Directors of the Company pursuant to this solicitation will be voted at the Annual Meeting, and the directions contained in such Proxies will be followed in each instance. If no directions are given, the Proxy will be voted to fix the number of Directors at eight and for the election of the nominees listed in the Proxy and for the other proposals set forth in the Notice of Annual Meeting.

VOTING RIGHTS

At the close of business on January 5, 2004, the Company had 764,884 shares of Class A Common Stock, $1.00 par value ("Class A Shares"), outstanding and entitled to vote. Additionally, on such date there were 454,866 shares of Class B Common Stock, $1.00 par value ("Class B Shares"), outstanding and entitled to vote. The holders of the outstanding Class A Shares as of January 5, 2004 shall be entitled to one vote for each share held by them. The holders of the outstanding Class B Shares as of said date shall be entitled to three votes for each share held by them. The General Corporation Law of Ohio provides that if notice in writing is given by any shareholder to the President or a Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the meeting that he desires the voting at such election to be cumulative, and an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary of the meeting or by or on behalf of the shareholder giving such notice, each shareholder shall have cumulative voting rights in the election of Directors, enabling him to give one nominee for Director as many votes as is equal to the number of Directors to be elected multiplied by the number of shares in respect of which such shareholder is voting, or to distribute his votes on the same principle among two or more nominees, as he sees fit. Only shareholders of record at the close of business on January 5, 2004 are entitled to notice of and to vote at this meeting.

At the Annual Meeting, in accordance with the General Corporation Law of Ohio, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of shareholder voting. As provided by the General Corporation Law of Ohio and the Company's Amended Code of Regulations, holders of a majority of the outstanding shares of the Company, present in person or by proxy at the Annual Meeting, will constitute a quorum for such meeting. The inspectors of election intend to treat properly executed proxies marked "abstain" as "present" for these purposes. Such inspectors will also treat as "present" shares held in "street name" by brokers that are voted on at least one proposal to come before the Annual Meeting.

All additional questions and matters brought before the Annual Meeting will be, unless otherwise provided by the Articles of Incorporation of the Company or the General Corporation Law of Ohio, decided by the vote of the holders of a majority of the outstanding votes thereon present in person or by proxy at the Annual Meeting. In voting for such other proposals, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the item on which the abstention is noted and will have the effect of a vote against. Broker non-votes, however, are not counted as present for purposes of determining whether a proposal has been approved and will have no effect on the outcome of any such proposal.

PRINCIPAL OWNERSHIP

The shareholders named in the following table include each executive officer named in the Executive Compensation tables below and those persons known by the Company to be the beneficial owners of more than 5% of the outstanding Common Shares of the Company as of January 5, 2004. In addition, this table includes the beneficial ownership of Common Shares by the Directors and Executive Officers of the Company as a group on January 5, 2004.

Title of Class	Name and Business Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class
Common Shares, $1.00 par value, Class A and B	Janet H. Slade (2) 5862 Briar Hill Drive Solon, Ohio 44139	10,843 Class A (3) 107,762 Class B	1.4% 23.7%
	Gretchen L. Hickok (2) 3445 Park East, Apt. A203 Solon, Ohio 44139	3,834 Class A 115,056 Class B	* 25.3%
	Patricia H. Alpin (2) 7404 Camale Drive Pensacola, Florida 32504	4,994 Class A 118,042 Class B	* 25.9%
	Thomas F. Bauman 10514 Dupont Avenue Cleveland. Ohio 44108	16,800 Class A (4)	2.2%
	Robert L. Bauman 10514 Dupont Avenue Cleveland, Ohio 44108	76,888 Class A (5) 114,006 Class B (6)	9.6% 25.1%
	Koonce Securities, Inc. 6550 Rock Spring Drive Bethesda, Maryland 20817	205,739 Class A (7)	26.9%
	All Directors and Executive Officers as a group (9 persons)	157,464 Class A (8) 221,768 Class B	18.2% 48.8%
* Less than one percent

(1) Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be a beneficial owner of a security if he or she has or shares voting or investment power in respect of such security or has the right to acquire beneficial ownership within 60 days. Accordingly, the amounts shown throughout this Proxy Statement do not purport to represent beneficial ownership, except as determined in accordance with said Rule.

(2) Daughter of the late Robert D. Hickok.

(3) Includes 9,000 Class A Common Shares which Ms. Slade, as a Director, has the right to acquire upon the exercise of immediately exercisable options.

(4) Includes 16,000 Class A Common Shares which Mr. Bauman, as a Named Executive Officer, has the right to acquire upon the exercise of immediately exercisable options.

(5) Excludes 2,720 Class A Common Shares registered in the name of Mr. Bauman’s children, with respect to which Mr. Bauman disclaims any beneficial interest. Includes an aggregate of 34,500 Class A Common Shares which may be acquired by Mr. Bauman upon the exercise of immediately exercisable options. The ownership of 42,388 shares held by the Susan F. Bauman Trust is attributed to Mr. Bauman pursuant to the Securities and Exchange Commission rules.

(6) The ownership of 114,006 shares held by the Robert L. Bauman Trust is attributed to Mr. Bauman pursuant to the Securities and Exchange Commission rules.

(7) Based on a Schedule 13G/A dated February 14, 2003 filed with the Securities and Exchange Commission.

(8) Includes 102,333 Class A Common Shares which the Directors and the Executive Officers of the Company have the right to acquire upon the exercise of immediately exercisable options.

ELECTION OF DIRECTORS

The number of Directors of the Company is presently fixed at eight. The term of office of each Director expires annually. The individuals elected to the office of Director at the Annual Meeting will hold office until the next Annual Meeting of Shareholders and until their successors have been duly elected.

The Board of Directors recommends that the number of Directors be fixed at eight, that seven of such directorships be filled by the vote of the shareholders at the Annual Meeting, and that the seven nominees hereinafter named be elected. Due to the time required to arrange for suitable candidates to replace members of the Board of Directors who have retired in recent years, the Board of Directors recommends the election of one less Director than the number fixed by the shareholders. The Board of Directors believes that the election of one less director than authorized will provide the Board with flexibility during the year to appoint an additional member to the Board, when and if an individual whose services would be beneficial to the Company and its shareholders is identified.

The Proxy holders named in the accompanying Proxy or their substitutes will vote such Proxy at the Annual Meeting or any adjournments thereof for the election as Directors of the nominees named below unless the shareholder instructs, by marking the appropriate space on the Proxy, that authority to vote is withheld. If cumulative voting is in effect, the Proxy holders shall have full discretion and authority to vote for any one or more of such nominees. In the event that the voting is cumulative, the Proxy holders will vote the shares represented by each Proxy so as to maximize the number of  nominees elected to the Board of Directors. However, the shares represented by each Proxy cannot be voted by the Proxy holders for a greater number of nominees than those identified in this Proxy Statement. Each of the nominees has indicated his or her willingness to serve as a Director, if elected. If any nominee should become unavailable for election (which contingency is not now contemplated or foreseen), it is intended that the shares represented by the Proxy will be voted for such substitute nominee as may be named by the Board of Directors.

INFORMATION CONCERNING NOMINEES FOR DIRECTORS

Name and Age	Business Experience (1)	Year in which first elected Director	Common Shares (2) beneficially owned as of January 5, 2004	Percent of class beneficially owned

Robert L. Bauman Age: 63	President and Chief Executive Officer of the Company since July, 1993; Chairman of the Company from July, 1993 to May, 2001	1980	76,888 (5) Class A 114,006 Class B	9.6% 25.1%
T. Harold Hudson Age: 64	President, AAPRA Associates, LLC, (con- sulting firm) since June, 1999; Senior Vice President of Engineering and Design of Six Flags Theme Parks, Inc. for five years prior to June, 1999	1992	10,500 (3) Class A	1.4%
James T. Martin Age: 72	Consultant, self employed, since Septem- ber, 1997; President and Chief Executive Officer, Meaden & Moore, Ltd. (regional, Cleveland based CPA firm) for five years prior to September, 1997	1999	6,000 (4) Class A	*
Michael L. Miller Age: 62	Retired Partner of Calfee, Halter & Griswold LLP, the Company’s Legal Counsel. Mr. Miller became a Partner of the firm in January, 1972	1992	14,000 (3) Class A	1.8%
James Moreland Age: 72	Retired, since June, 1994; Senior Engi- neering Executive, Rockwell International, for five years prior to June, 1994	2000	3,600 (4) Class A	*
Hugh S. Seaholm Age: 52	President and Chief Executive Officer, Universal Metal Products, Inc. (custom metal stamping manufacturer) since Janu- ary, 1987; Vice President, Meaden & Moore, Ltd. (regional, Cleveland based CPA firm) for three years prior to Janu- ary, 1987	2002	333 (7) Class A	*
Janet H. Slade Age: 60	Chairman of the Company since May, 2001; Private Investor for five years prior to May, 2001	1992	10,843 (3) Class A 107,762 Class B	1.4% 23.7%
* Less than one percent

(1) Unless otherwise indicated, the principal occupation shown for each of the Company’s Directors has been the principal occupation of such person for at least the past five years.

(2) Class A Common Shares are indicated by "Class A"; Class B Common Shares are indicated by "Class B".

(3) Includes 9,000 Class A Common Shares which may be acquired upon the exercise of immediately exercisable options.

(4) Includes 3,000 Class A Common Shares which may be acquired upon the exercise of immediately exercisable options.

(5) Excludes 2,720 Class A Shares registered in the name of Mr. Bauman's children, with respect to which Mr. Bauman disclaims any beneficial interest. Includes an aggregate of 34,500 Class A Shares which may be acquired by Mr. Bauman upon the exercise of immediately exercisable options. The ownership of 42,388 shares held by the Susan F. Bauman Trust is attributed to Mr. Bauman pursuant to the Securities and Exchange Commission rules.

(6) The ownership of 114,006 shares held by the Robert L. Bauman Trust is attributed to Mr. Bauman pursuant to the Securities and Exchange Commission rules.

(7) Includes 333 Class A Common Shares which may be acquired upon the exercise of immediately exercisable options.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and Directors, and persons who own more than ten percent of the Company’s Class A Shares, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and The Nasdaq Stock Market. Officers, Directors, and greater than ten percent shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to the Company, or written representations that no Form 5s were required, the Company believes that during the fiscal year ending September 30, 2003 all Section 16(a) filing requirements applicable to its officers, Directors, and greater than ten percent beneficial owners were complied with.

INFORMATION REGARDING MEETINGS AND
COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has an Audit Committee and a Compensation Committee. Set forth below is the membership of the various committees with the number of meetings held during the fiscal year ended September 30, 2003 in parentheses:

Audit Committee (1) T. Harold Hudson James T. Martin Hugh S. Seaholm	Compensation Committee (1) James T. Martin James Moreland

The Audit Committee reviews the activities of the Company’s independent auditors and various Company policies and practices. The Compensation Committee determines and reviews overall compensation matters affecting senior managers and officers, including the granting of stock options.

The Board of Directors does not have a nominating committee or committee performing similar functions because the Company believes that as a small business issuer, it is not necessary to have a separate nominating committee. Rather, the full Board of Directors participates in the consideration of director nominees. Further, the Company is not required under NASDAQ rules to have a separate nominating committee. At this time, the Board does not have a formal policy with regard to the consideration of any director candidates recommended by Company shareholders because historically the Company has not received recommendations from its shareholders and the costs of establishing and maintaining procedures for the consideration of shareholder nominations would be unduly burdensome.

Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought as a complement to the existing Board composition. However, in making its nominations, the Board of Directors considers, among other things, an individual's business experience, industry experience, financial background, breadth of knowledge about issues affecting the Company, time available for meetings and consultation regarding Company matters and other particular skills and experience possessed by the individual.

The Company does not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

The Board of Directors held four meetings during the fiscal year ended September 30, 2003. During that fiscal year, no Director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he or she served as a Director and (ii) the total number of meetings held by committees of the Board on which he or she served, during the period that he or she served.

The Board provides a process for shareholders to send communications to the Board or any of the Directors. Shareholders may send written communications to the Board or any of the Directors c/o Janet Slade, Hickok Incorporated, 10514 Dupont Avenue, Cleveland, Ohio 44108. All shareholder communications will be compiled by Janet Slade and submitted to the Board or the individual Directors on a periodic basis.

All of the Board members attended the 2003 Annual Meeting of Shareholders.

For the fiscal year ended September 30, 2003,  Directors who are not also employees of the Company received an annual fee of $1,500 and a fee of $1,500 for each Board and Committee meeting attended for the year. Janet Slade, Chairman of the Board, received an annual fee of $8,600 and a fee of $8,600 for each Board meeting attended for the year.  Directors who are also employees of the Company receive a fee of $50 for each Board meeting attended.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors reports to the Board and is responsible for overseeing the Company’s accounting functions, the system of internal controls established by management, and the processes to assure compliance with applicable laws, regulations and internal policies. The Audit Committee is currently comprised of three directors, each of whom meet independence requirements under the current National Association of Securities Dealers corporate governance standards. The Audit Committee’s activities are governed by a written charter adopted by the Board on May 23, 2000, which is included herewith as Exhibit B.

The Audit Committee of the Board of Directors (the "Audit Committee") has reviewed and discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). Audit Committee members also discussed and reviewed the results of the independent auditors’ examination of the financial statements, the quality and adequacy of the Company’s internal controls, and issues relating to auditor independence. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent accountant the independent accountant’s independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

The Audit Committee of The Board of Directors
James T. Martin, Chairman
T. Harold Hudson
Hugh S. Seaholm

During the fiscal year ended September 30, 2003, Meaden & Moore, Ltd. provided various audit services and non-audit services to the Company. Set forth below are the aggregate fees billed for these services:

Audit Fees:  The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended September 30, 2003 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for the fiscal year ended September 30, 2003 were $61,585.

Financial Information Systems Design and Implementation Fees:  There were no fees billed by Meaden & Moore, Ltd. for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended September 30, 2003.

Other Fees:  The aggregate fees billed by Meaden & Moore, Ltd. for services rendered to the Company, other than services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees" for the fiscal year ended September 30, 2003 were $16,400. The aggregate fees included in this category relate to tax preparation and planning, pension plan audits, assistance with corporate development activities and other audit and accounting services.

The Audit Committee has determined that the rendering of the non-audit services by Meaden & Moore, Ltd. is compatible with maintaining the auditor's independence.

EXECUTIVE COMPENSATION

The following table sets forth all cash compensation paid or to be paid to, as well as the number of stock option awards granted to the Company’s executive officers whose salary and bonus exceeded $100,000 during each of the last three fiscal years (the "Named Executive Officers").

Summary Compensation Table

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus (1)	Securities Underlying Options
Robert L. Bauman, President & Chief Executive Officer	2003 2002 2001	$240,000 $207,083 $209,167	0 0 0	0 (2) 10,000 (2) 5,000 (2)
Thomas F. Bauman, Vice President, Sales and Marketing (3)	2003 2002 2001	$135,531 $127,819 $127,500	0 0 0	0 (2) 6,000 (2) 4,000 (2)
The Named Executive Officers did not receive personal benefits or perquisites during the last fiscal year in excess of the lesser of $50,000 or 10% of their aggregate salary and bonus.

(1) Represents the bonus earned from a profit sharing plan for all officers and key employees.

(2) Represents options to purchase shares of Class A Common Stock.

(3) Appointed an executive officer in 2000.

2003 Option Grants

During fiscal year ended September 30, 2003 there were no stock options granted to the Named Executive Officers listed in the Summary Compensation Table on page 11.

The following table reflects the fact that the Company granted no stock options to the Named Executive Officers during the fiscal year ended September 30, 2003.

Name	Number of Securities Underlying Options	Percentage of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price (per share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term 5% 10%

Robert L. Bauman	-0-	0.0%	$0.00	-	$ 0	$ 0
Thomas F. Bauman	-0-	0.0%	$0.00	-	$ 0	$ 0

2003 Option Exercises and Year-End Value Table

The following table sets forth stock option information for the individuals named in the Summary Compensation Table. The value of the “in-the-money” options refers to options having an exercise price which is less than the market price of the Company’s stock on September 30, 2003.

			Number of Unexercised Options at September 30, 2003		Value of (1) Unexercised In- the-Money Options at September 30, 2003
Name	Shares Acquired on Exercise	Value Realized	Exercise- able	Unexer- ciseable	Exercise- able	Unexer- ciseable

Robert L. Bauman	- 0 -	- 0 -	34,500	- 0 -	$ 10,375	- 0 -
Thomas F. Bauman	- 0 -	- 0 -	16,000	- 0 -	$ 7,200	- 0 -

(1) Calculated on the basis of the fair market value of the underlying securities at the exercise date or year-end, as the case may be, minus the exercise price.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of September 30, 2003 with respect to compensation plans (including individual compensation arrangements) under which Common Stock of the Company is authorized for issuance under compensation plans previously approved and not previously approved by shareholders of the Company.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	157,900	$7.30	47,200

Equity compensation plans not approved by security holders	-	-	-

Total	157,900		47,200

STOCK PERFORMANCE GRAPH

The following data compares the value of $100 invested on October 1, 1998 in the Company’s Class A Common Shares, the Nasdaq Composite Index, and the Nasdaq Industrial Index. The Nasdaq Composite Index represents a broad market group in which the Company participates, and the Nasdaq Industrial Index was chosen as having a representative peer group of companies. The total return includes reinvestment of dividends. The comparisons in this graph are not intended to forecast, or be indicative of, possible future performance.

The above graph was prepared using the following data:

SEPTEMBER 30	1998	1999	2000	2001	2002	2003

HICKOK	$ 100	$ 116	$ 69	$ 38	$ 71	$ 62

NASDAQ COMPOSITE	100	162	217	89	69	105

NASDAQ INDUSTRIAL	100	156	198	105	90	134

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

General

The Compensation Committee of the Board of Directors reviews the Company’s existing and proposed executive compensation plans and makes determinations concerning such plans and the awards to be made thereunder. The current members of the Committee are James T. Martin and James Moreland, all of whom are non-employee Directors of the Company.

Compensation Philosophy

The Committee believes that, in order to attract, retain and offer appropriate incentives to its key executives, compensation levels of individuals should be comparable to similarly situated companies. The Committee reviews generally available information concerning compensation levels at firms which are generally comparable in terms of industry, size and geography. Certain of these companies may be part of the indices set forth in the Stock Performance Graph contained elsewhere in this Proxy Statement. In addition, prior year earnings, internal projections of future years and other achievements of the Company for the prior fiscal year are factors in determining compensation levels for key executives. The Committee also makes a subjective determination as to the overall success of the Company and the contribution of each individual employee.

In 1993 Congress adopted Section 162 (m) of the Internal Revenue Code which limits the ability of public companies to deduct compensation in excess of $1,000,000 paid to certain executive officers, unless such compensation is "performance based" within the meaning of Section 162 (m). The Committee does not expect the deductibility of any compensation paid to its employees to be affected by Section 162 (m).

Fiscal 2003 Compensation Decisions

Base salaries and bonuses for all of the Company's officers and stock option grants for all key employees, other than Robert L. Bauman, for fiscal 2003 were established by the Committee based on recommendations by Robert L. Bauman. Generally, base salaries were increased as a result of the Committee's review of comparable companies and its subjective determination of the Company's results for fiscal 2002 and each individual's particular contribution. No cash bonuses were granted for fiscal 2003 based on a profit sharing plan in place for all officers and key employees. No options to purchase Class A Common Stock were granted to employees for fiscal 2003.

The compensation arrangements of Robert L. Bauman were determined based on the Committee’s subjective assessment of his performance, based on the Company’s financial condition and success in achieving its strategic objectives. The Committee also considered the responsibilities associated with Robert L. Bauman’s position and the level of compensation provided to Chief Executive Officers at similarly situated companies.

The Compensation Committee of the Board of Directors
James Moreland, Chairman
James T. Martin

Profit Sharing Plan

The Company has a profit sharing plan for all officers and key employees which provides for a fund consisting of 20% of the excess of profits before federal taxes after deducting 10% of the net stockholders' equity at the beginning of the fiscal year, such equity to include the net amount received by the Company during the fiscal year from the sale of common stock or through the exercise of common stock options. The fund is distributable by the Compensation Committee of the Board of Directors, taking into consideration such factors as salary, length of service, and merit, the maximum being 50% of the salary of the distributee. For fiscal years ending September 30, 2003, September 30, 2002 and September 30, 2001,  respectively,  the foregoing formula produced no cash bonus.

PROPOSAL RELATING TO 2003 OUTSIDE DIRECTORS STOCK OPTION PLAN

Background

The shareholders will be asked at the meeting to vote on a proposal to approve the adoption of the 2003 Hickok Incorporated Outside Directors Stock Option Plan (the “2003 Outside Directors Plan” or the “Plan”). The 2003 Outside Directors Plan was  adopted by the Board of Directors in December 2003, subject to shareholder approval.

The purpose of the Plan is to provide each of the Company’s non-employee Directors an added incentive to continue in the service of the Company and a more direct interest in the future success of the Company’s operations. The Plan also will help the Company attract outstanding individuals to become Directors of the Company. For these reasons, the Board adopted the 2003 Outside Directors Plan. Accordingly, the Board of Directors and management believe that approval of the Plan is in the best interests of the Company and recommend that shareholders vote in favor of the proposal.

The affirmative vote of the holders of a majority of the combined outstanding Class A and Class B Common Shares entitled to vote present in person or by proxy at the meeting is required for the adoption of the 2003 Outside Directors Plan. Thus, shareholders who vote to abstain will in effect  be voting against the proposal. Brokers who hold Class A Common Shares as nominees will have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owners by the tenth day before the meeting, provided that this Proxy Statement is transmitted to the beneficial owners at least 15 days before the meeting.  Broker non-votes, however, are not counted as present for determining whether this proposal has been approved and have no effect on its outcome.

The following is a summary of the material features of the 2003 Outside Directors Plan and is qualified in its entirety by reference to it. A copy of the Plan is attached hereto as Exhibit A.

General

The 2003 Outside Directors Plan provides for the issuance of options to purchase a maximum of an aggregate of 21,000 Class A Common Shares of the Company to Directors who are not also employees of the Company or any subsidiary (“Outside Directors”). There are presently six eligible Outside Directors. The Plan will terminate on the second business day after the Company's regular meeting of shareholders at which directors are elected in 2006, unless earlier terminated by resolution of the Board of Directors.

Grants of Options

If the Plan is approved by shareholders, on the “Effective Date” of the Plan, each Outside Director will be granted an option to purchase 1,000 Class A Common Shares at the then fair market value calculated by reference to the closing price of the Class A Common Shares on the NASDAQ Stock Market. Thereafter, on the first business day immediately following the date of each of the Company's regular meetings of shareholders at which directors are elected, commencing with the meeting to be held in 2005 and through the meeting in 2006, each Outside Director then serving in such capacity will receive an automatic grant of an option to purchase 1,000 shares of Class A Common Shares at the then fair market value.

Exercise of Options

Each option granted under the 2003 Outside Directors Plan will expire on the tenth anniversary of the date the option was granted. Except as otherwise provided in the event of an Outside Director’s death, only the Outside Director may exercise an option, provided that a guardian or other legal representative who has been duly appointed for such Outside Director may exercise an option on behalf of the Eligible Director. Upon satisfaction of all conditions, the option may be exercised in whole or in part at any time until expiration of the right to exercise the option, but this right of exercise is limited to whole shares. Options may be exercised by the Outside Director giving written notice to the Company of the Outside Director’s exercise of the option accompanied by full payment of the purchase price in cash or its equivalent. The Plan also allows cashless exercises as permitted under the Federal Reserve Board’s Regulation T.

Each option granted under the Plan will become exercisable in equal one-third increments of the Class A Common Shares subject to the option on each of the first three anniversary dates of the grant. In the event of a Change in Control, as defined in the 2003 Outside Directors Plan, an Outside Director may exercise his option with respect to all Class A Common Shares which are covered by the option whether or not such option is then exercisable.

Securities Subject to the 2003 Outside Directors Plan

Not more than 21,000 Class A Common Shares of the Company may be issued pursuant to the 2003 Outside Directors Plan in the aggregate, except that in the event of share splits, share dividends, combinations, exchanges of shares or similar capital adjustments, an appropriate adjustment in the stock subject to the Plan will be made. If any option expires without having been fully exercised, the shares with respect to which such option has not been exercised will be available for further options.

Termination of Directorship

If an Outside Director ceases to be a Director of the Company because of death or disability, the option may be exercised until the earlier to occur of either (i) the first anniversary of the Outside Director’s termination of directorship or (ii) the expiration of the option. If any option is exercisable following the Outside Director’s death, then that option may be exercisable by the Outside Director’s estate, the person as shall have been named as the Outside Director’s beneficiary, the person designated in the Outside Director’s Last Will and Testament, or the person to whom the option was transferred by the applicable laws of descent and distribution.

Income Tax Treatment

The Company has been advised that under current law certain of the income tax consequences under the laws of the United States to Outside Directors and the Company of options granted under the 2003 Outside Directors Plan generally should be as set forth in the following summary. The summary only addresses income tax consequences for Outside Directors and the Company.

The options granted under the Plan shall be non-qualified options for federal income tax purposes. An Outside Director to whom an option is granted will not recognize income at the time of grant of such option. When such Outside Director exercises such non-qualified option, the Outside Director will recognize ordinary compensation income equal to the difference, if any, between the option price paid and the fair market value, as of the date of option exercise, of the shares the Outside Director receives. The tax basis of such shares to such Outside Director will be equal to the option price paid, and the Outside Director’s holding period for such shares will commence on the day on which the Outside Director recognized taxable income in respect of such shares. Subject to applicable provisions of the Code and regulations thereunder, the Company will generally be entitled to a federal income tax deduction in respect of non-qualified options in an amount equal to the ordinary compensation income recognized by the Outside Director.

The discussion set forth above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of options or the Company or to describe tax consequences based on particular circumstances. It is based on United States federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time. The discussion does not address state or local income tax consequences or income tax consequences for taxpayers who are not subject to taxation in the United States.

New Plan Benefits

As of the date of this Annual meeting, no initial option grants have been made under the 2003 Outside Directors Plan. If the 2003 Outside Directors Plan is approved by the Company shareholders, the Company plans to make initial grants of 1,000 stock options to all six outside directors on February 19, 2004. Subject to shareholder approval of the 2003 Outside Directors Plan, the following table sets forth the amount and dollar value of the initial grants to be made to each of the following individuals and groups under the Plan.

Hickok Incorporated 2003 Outside Directors Stock Option Plan

Name and Position	Dollar Value (1)	Number of Units
Executive Group	-0-	-0-
Non-Executive Director Group	(1)	6,000
Non-Executive Officer Employee Group	-0-	-0-

(1) The dollar value of the stock options cannot accurately be determined because the value of the options will be determined by the price of Hickok Incorporated common shares on the date the options become exercisable. Had the 2003 Outside Directors Plan been in effect for the last completed fiscal year, each outside Director would have received 1,000 options at an exercise price of $3.67.

The Board of Directors recommends a vote FOR this proposal. The persons named in the accompanying Proxy or their substitutes will vote such Proxy for this proposal unless it is marked to the contrary. A favorable vote of a majority of the combined outstanding Class A and Class B Shares on the record date is required for adoption of the proposal.

Independent Auditors

The firm of Meaden & Moore, Ltd. has again been selected to act as the auditors for the Company for the current fiscal year. A representative of that firm will be present at the Annual Meeting and will have an opportunity to make a statement, if desired. The representative will also be available to respond to appropriate questions from shareholders.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

The Board of Directors of the Company is not aware of any matter to come before the meeting other than those mentioned in the accompanying Notice. However, if other matters shall properly come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on such matters.

Any shareholder proposal intended to be presented at the 2005 Annual Meeting of Shareholders must be received by the Company’s Secretary at its principal executive offices not later than September 22, 2004, for inclusion in the Board of Directors’ Proxy Statement and form of Proxy relating to that meeting. Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal and the number of Common Shares owned. If the proponent is not a shareholder of record, proof of beneficial ownership should also be submitted. All proposals must be a proper subject for action and comply with the Proxy rules of the Securities and Exchange Commission.

The Company may use its discretion in voting Proxies with respect to Shareholders’ proposals not included in the Proxy Statement for fiscal year ended September 30, 2004, unless the Company receives notice of such proposals prior to December 5, 2004.

Upon the receipt of a written request from any shareholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the shareholder, a copy of the Company’s Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company’s most recent fiscal year. Requests from beneficial owners of the Company’s voting securities must set forth a good-faith representation that, as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to:

Mr. Gregory M. Zoloty
Hickok Incorporated
10514 Dupont Avenue
Cleveland, Ohio 44108

You are urged to sign and return your Proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

By Order of the Board of Directors.

Robert L. Bauman President and Chief Executive Officer

Dated January 19, 2004

EXHIBIT A

HICKOK INCORPORATED
2003 OUTSIDE DIRECTORS STOCK OPTION PLAN

Hickok Incorporated hereby adopts a stock option plan for the benefit of Outside Directors and subject to the terms and provisions set forth below.

Article 1.  Definitions

Whenever used in the Plan, the following terms have the meanings set forth below:

(a)  “Board” means the Board of Directors of the Company.

(b)  “Change in Control” shall be deemed to have occurred upon:

 (i) The acquisition of beneficial ownership of thirty percent (30%) of the Company’s Shares by a person or group of persons under common control unless such acquisition is approved by the Board; or

 (ii) A change in the membership of the Board at any time during any twelve (12) month period such that, following such change, at least thirty percent (30%) of the members of the Board were not members of the Board at the start of such twelve (12)   month period but only if the election of such new members of the Board was not approved by at least three-quarters (3/4) of the Directors who were either sitting at the beginning of such twelve (12) month period or elected to the Board during such twelve (12) month period with the approval of three-quarters (3/4) of the Directors who were sitting at the beginning of such twelve (12) month period.

(c)  “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d)  “Company” means Hickok Incorporated, an Ohio corporation, or any successor thereto.

(e)  “Director” means a member of the Board.

(f)  “Disability” means a Participant’s inability, due to a physical or mental condition, to continue to serve as a member of the Board, as determined by the Board pursuant to written certification of such Disability from a physician acceptable to the Board.

(g)  “Effective Date” means February 19, 2004, subject to ratification by an affirmative vote of a majority of the voting capital stock of the Company.

(h)  “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor thereto.

(i)  “Fair Market Value” means (a) if the Shares are listed on a nationally recognized stock exchange or the NASDAQ Stock Market, the closing price of the Shares on the date the fair market value of the Shares is being determined, or, if no sale has occurred on such date, on the most recent preceding day on which there is a closing price of the Shares, or (b) in all other circumstances, the value determined by the Board after obtaining an appraisal by one or more independent appraisers meeting the requirements of regulations issued under Section 170(a)(1) of the Code.

(j)  “Option” means an option to purchase Shares granted under Article 4 herein.

(k)  “Option Agreement” means an agreement, in the form of Exhibit A attached hereto, setting forth the terms and provisions applicable to an Option.

(l)  “Option Price” shall be equal to one hundred percent (100%) of the Fair Market Value of a Share at the close of the date the Option is granted.

(m)  “Outside Director” means a Director who is not employed by the Company or a Subsidiary.

(n)  “Participant” means an Outside Director who has been granted an Option.

(o)  “Plan” means the Hickok Incorporated 2003 Outside Directors Stock Option Plan.

(p)  “Shares” means the Class A Common Shares, $1.00 par value, of the Company.

(q)  “Subsidiary” means any corporation, at least fifty percent (50%) of the common stock of which is owned directly or indirectly by the Company.

Article 2.  Establishment, Purpose and Duration

2.1 Establishment of the Plan. The Company hereby establishes the Plan as set forth herein.

2.2 Purpose of the Plan. The purpose of the Plan is to provide the Outside Directors with greater incentive to serve and promote the interests of the Company and its shareholders. The premise of the Plan is that, if such Outside Directors acquire a proprietary interest in the Company or increase such proprietary interest as they may already hold, then the incentive of such Outside Directors to work toward the Company’s continued success will be commensurately increased. Accordingly, the Company will, from time to time during the effective period of the Plan, grant to the Outside Directors Options on the terms and subject to the conditions set forth in the Plan.

2.3 Duration of the Plan.  The Plan shall commence on the Effective Date and shall remain in effect until the second business day after the Company's regular meeting of shareholders at which directors are elected in 2006, unless earlier terminated by resolution of the Board of Directors.

Article 3.  Shares Subject to the Plan

3.1 Number of Shares.  The total number of Shares available for grant under the Plan shall be Twenty-One Thousand (21,000).  These Shares may be either authorized but unissued, treasury Shares or reacquired Shares. The grant of an Option shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Option.  To the extent that an Option is settled in cash rather than in Shares, the authorized Share pool shall be reduced by the appropriate number of Shares represented by the cash settlement of the Option, as determined by the Board (subject to the limitation set forth in Section 3.2 herein).

3.2 Lapsed Options.  If any Option granted under this Plan is canceled, terminates, expires or lapses for any reason, any Shares subject to such Option again shall be available for the grant of an Option under the Plan. However, in the event that prior to the Option’s cancellation, termination, expiration, or lapse, the holder of the Option at any time received one or more “benefits of ownership” pursuant to such Option (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Option shall not be made available for regrant under the Plan.

3.3 Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, share split, share dividend, split-up, share combination, or other change in the corporate structure of the Company, the Board, in its sole discretion, shall make such adjustments as are necessary and appropriate in the exercise prices, number of Shares issuable upon exercise and/or the class of Shares issuable upon exercise of all then outstanding Options, to prevent dilution or enlargement of rights of the holders of Options under the Plan; and provided that the number of Shares attributable to any Option shall always be a whole number.

Article 4. Grant of Options

4.1 Grant of Options to Outside Directors. On the Effective Date each Outside Director shall be granted an Option to purchase One Thousand (1,000) Shares at the Option Price. Thereafter, on the first business day immediately following the date of each of the Company's regular meetings of shareholders at which directors are elected, commencing with the meeting to be held in 2005 and through the meeting in 2006, each Outside Director shall be granted an Option to purchase One Thousand (1,000) Shares at the Option Price. Each Option shall be exercisable in equal one-third increments, beginning on the first anniversary of the date of grant. The terms of each such Option shall be set forth in an Option Agreement which shall be executed by the Outside Director and the Company.

4.2 Duration of Options. Subject to the provisions contained herein relating to earlier expiration, each Option shall expire on the tenth (10th) anniversary date of its grant.

4.3 Exercise of Options. Options granted under the Plan shall be exercisable as follows:

Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

4.4 Payment. The Option Price upon exercise of any Option shall be payable to the Company in full in cash or its equivalent. The Board also may allow cashless exercises as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any  other means which the Board determines to be consistent with the Plan’s purpose and applicable law.

As soon as practicable after receipt of a written notification of exercise and full payment, except in the case of a cashless exercise, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

4.5 Restrictions on Share Transferability. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as shall be required under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded and under any blue sky or state securities laws applicable to such Shares.

4.6 Ceasing to be a Director Due to Death or Disability.

(a) Death. In the event a Participant ceases to be a Director by reason of death, all vested Options held by the Participant shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date of death, whichever period is shorter, by such person or persons as shall have been named as the Participant’s beneficiary, or by such persons that have acquired the Participant’s rights under the Option by will or by the laws of descent and distribution.

(b) Disability. In the event a Participant ceases to be a Director by reason of Disability, all vested Options held by the Participant shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Board determines the definition of Disability to have been satisfied, whichever period is shorter.

(c) Death After Ceasing to be a Director. In the event that a Participant ceases to be a Director by reason of Disability, and within the exercise period following such termination the Participant dies, then the remaining exercise period under outstanding Options shall equal the longer of (i) one (1) year following death; or (ii) the remaining portion of the exercise period which was triggered by reason of the Director’s Disability; provided, however, the remaining exercise period shall in no event extend beyond the expiration date of such Options. Such Options shall be exercisable by such person or persons who shall have been named as the Participant’s beneficiary, or by such persons who have acquired the Participant’s rights under the Option by will or by the laws of   descent and distribution.

4.7 Ceasing to be a Director. If a Participant ceases to be a Director for any reason, all Options held by the Participant which are not vested as of the date he ceases to be a Director shall immediately be forfeited to the Company.

Options which are vested as of the date a Participant ceases to be a Director for any reason other than the reasons set forth in Section 4.6 may be exercised within the period beginning on the date the Participant ceases to be a Director, and ending sixty (60) days after such date. In the event the Participant dies within such sixty (60) day period, then any outstanding Options may be exercised within twelve (12) months after the date of such Participant’s death by such person or persons who shall have been named as such Participant’s beneficiary or by such person who has acquired the Participant’s rights under the Options by will or by the laws of descent and distribution; provided, however, the remaining exercise period shall in no event extend beyond the expiration date of such Options.

4.8 Nontransferability of Options. No Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a Participant or any other person, voluntarily or involuntarily, other than (i) by will or by the laws of descent and distribution or (ii) pursuant to a Qualified Domestic Relations Order as provided for in Section 206(d)(3)(B) of the Employee Retirement Income Security Act of 1974, as amended. Further, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

Article 5.  Beneficiary Designation

Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) who will succeed to the Participant’s rights hereunder in the event of the Participant’s death. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse.

Article 6. Change in Control

Upon the occurrence of a Change in Control, unless otherwise specifically prohibited by the terms of Section 11.5 herein:

(a)  Any and all Options granted hereunder shall become immediately exercisable; and

(b)  Subject to Article 7 herein, the Board shall have the authority to make any modifications to the Options as determined by the Board to be appropriate before the effective date of the Change in Control.

Article 7. Amendment, Modification, and Termination

7.1 Amendment, Modification, and Termination. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that the Plan shall not be amended more than once every six (6) months, other than to conform it to changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder; and provided, further that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon.

7.2 Options Previously Granted. No termination, amendment or modification of the Plan shall adversely affect in any material way any Option previously granted under the Plan, without the written consent of the Participant holding such Option.

Article 8. Withholding

The Company shall have the power and the right to deduct and withhold from any other compensation due the Participant from the Company, or require a Participant to remit to the Company in such form as requested by the Company, an amount sufficient to satisfy Federal, state, and local taxes required by law to be withheld with respect to any taxable event arising from or as a result of this Plan.

Article 9.  Indemnification

Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval or paid by such person in satisfaction of any judgment in any such action, suit, or proceeding against such person, provided such persons shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Code of Regulations, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 10. Successors

All obligations of the Company under the Plan with respect to Options shall be binding on any successor to the company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 11. Miscellaneous

11.1 No Right to Continue as a Director. Nothing in this Plan or in any Option Agreement shall confer upon any Outside Director any right to continue as a Director, or to be entitled to receive any remuneration or benefits not set forth in the Plan or such Option Agreement, or to interfere with or limit the right of the shareholders of the Company to remove him or her as a Director, with or without cause.

11.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

11.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

11.4 Requirements of Law. The granting of Options and the issuance of Shares under the      Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any “derivative security” or “equity security” granted pursuant to the Plan to any Outside Director may not be sold or transferred for at least six (6) months after the date of grant of such Option. The terms “equity security” and “derivative security” shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

11.5 Securities Law Compliance. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act.  To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

11.6 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Ohio.

11.7 Time for Taking Action. Any action that may be taken in respect of the Plan within a certain number of days shall be taken within that number of calendar days; provided, however, that if the last day for taking any such action falls on a weekend or a holiday, the period during which such action may be taken shall be extended until the next business day.  If any action in respect of the Plan is required to be taken on a day which falls on a weekend or a holiday, such action shall be taken on the next business day.

11.8 Nonqualified Options. All Options granted under the Plan shall, for purposes of the federal income tax, be nonqualified stock options.

EXHIBIT B

AUDIT COMMITTEE CHARTER
(adopted May 23, 2000)

Organization

The Audit Committee (the “Committee”) of the Board of Directors of Hickok Incorporated (the “Company”) is currently comprised of two directors. Each director is an “independent director,” as such term is defined by the National Association of Securities Dealers, Inc. (an “Independent Director”). By June 1, 2001, the Committee shall be comprised of a minimum of three directors. Except as provided below, each director shall be an Independent Director.  Each member of the Committee shall be able to read and understand fundamental financial statements or will become able to do so within a reasonable period of time after appointment to the Committee. By June 1, 2001, the Committee shall include at least one member that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual's financial sophistication.

Statement of Policy

The Committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the Committee to maintain free and open communication between the directors, the independent auditors, the internal auditors, and the financial management of the Company.

Responsibilities

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to facilitate corporate accounting and reporting practices of the Company that are in accordance with all applicable requirements and that are of the highest quality.
In carrying out these responsibilities, the Committee will:

  Obtain the full Board of Directors’ approval of this Charter and review and reassess the adequacy of this Charter as conditions dictate (at least annually).
  Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.
  Have a clear understanding with the independent auditors that they are ultimately accountable to the Board of Directors and the Committee, as the shareholders’ representatives, who have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditor (or to nominate the independent auditor to be proposed for shareholder approval in any proxy statement).
  Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor’s compensation, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.
  Review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.
  Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.
  Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.
  Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the Committee by the auditors. The chair of the Committee may represent the entire Committee for purposes of this review.
  Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the Committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.
  Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of audit.
  Report the results of the annual audit to the Board of Directors. If requested by the Board of Directors, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors’ questions (or alternatively, the other directors, particularly the other independent directors, may be invited to attend the Committee meeting during which the results of the annual audit are reviewed).
  On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Directors take, appropriate action to oversee the continuing independence of the auditors.
  Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors.
  Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.
  Review the Committee’s report, containing the information required to be stated therein by rules of the Securities and Exchange Commission, to be set forth in the proxy statement for the Company’s annual meeting of shareholders, and review other Company disclosure relating to the Committee required to be set forth in such proxy statements.  This Charter shall be filed as an appendix to the proxy statement at least once every three years.